BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2023
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
BUSINESS COMBINATION

NOTE 3 – BUSINESS COMBINATION

Upon completion of the Merger and the transactions contemplated in the Merger Agreement, Notable issued 6,717,883 post reverse stock split Ordinary Shares to the former stakeholders of pre-Merger Notable Labs, Inc. at the Exchange Ratio. Upon completion of the Merger and the transactions contemplated in the Merger Agreement, the former stakeholders of pre-Merger Notable Labs, Inc. held approximately 74.2% of Notable’s Ordinary Shares outstanding on a fully diluted basis, including 160,635 Ordinary Shares underlying options and 94,988 Ordinary Shares underlying warrants to purchase shares of pre-Merger Notable Labs, Inc. Holders of pre-Merger Ordinary Shares of Notable held approximately 25.8% of the outstanding equity of post-merger Notable.

In accordance with ASC 805, the Company accounted for the transaction as a reverse merger with Notable Labs, Ltd. (formerly known as Vascular Biogenics, Ltd.) as the legal acquirer and pre-Merger Notable Labs, Inc. as the accounting acquirer. As a result of the transaction, the Company treated the merger as a recapitalization of equity. The Company received approximately $15.6 million of cash as a result of the transaction.

The holders of approximately 52.4% of the post-merger Ordinary Shares were subject to lockup agreements pursuant to which such stockholders agreed, except in limited circumstances, not to transfer, grant an option with respect to, sell, exchange, pledge or otherwise dispose of, or encumber, any shares of Company capital stock for 60 days following the effective time of the Merger.

NOTABLE LABS, LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2023